INVESTOR PRESENTATION SEPTEMBER 2022 11

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, and which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY TAKEAWAYS AND HIGHLIGHTS UPCOMING ROI PROJECTS ■ Reviewing two opportunities to reposition branded- hotels to either independent or soft-brands in 2023 ■ Adding incremental units to The Landings Lake Tahoe KEY TAKEAWAYS 1. Strong Revenue Pacing: Q3 2022 QTD Revenue +11% vs. +7.4% in Q2 2022 2. Resort/Lifestyle ADR Growth Improving in August 3. Urban Gateway Occupancy Improving in August 4. Restored Common and Preferred Dividends 5. ESG Leader – Corporate Responsibility Report 3 REVENUES ■ Expect 2022 total revenues to exceed comparable 2019 results ($936.1MM) REPOSITIONINGS / BRAND CONVERSIONS 2022 OUTLOOK HOTEL EBITDA ■ Expect Hotel Adjusted EBITDA to meet or exceed comparable 2019 results ($277.9MM) BOURBON ORLEANS HOTEL (NEW ORLEANS, LA) GROUP PACE ■ 84% of group room nights are on-the-books in 2022 vs 2019 as of August 31 F&B OUTLETS ■ Plans to add a new F&B outlet to two resort hotels

OPERATING UPDATE

2022 YTD OPERATING RESULTS (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results (3) Q3 QTD includes July and August (4) “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels (5) “Urban” refers to Urban Gateway hotels 5 CONTINUED OUTPERFORMANCE IN AUGUST 2022 COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Q2 74.9% 297.36 222.70 6.9% 279,445 7.4% Jul(2) 74.9% 286.19 214.32 10.6% 89,698 12.5% Aug(2) 74.7% 261.50 195.34 5.7% 83,502 9.5% +23.0% +4.9% +47.0% +8.2% +25.6% -4.4% PORTFOLIO RESORT/LIFESTYLE URBAN vs 2021 vs 2019 (4) (5) Q3 QTD REVPAR(3) VS PREVIOUS YEARS

OPERATING GAINS ACROSS THE PORTFOLIO

Q3 2022 QTD REVENUE GROWTH IS EXCEEDING Q2 2022, WHILE FUNDAMENTALS REMAIN STRONG

PORTFOLIO[1]



+7.4%
$280M
$260M
2022 Revenue
2019 Revenue
+11.0%
$173M
$156M
Q2
Q3 QTD



140%
120%
100%
80%
60%
40%
20%
0%
Jan Feb Mar Apr May Jun Jul Aug
Occupancy (as a % of 2019)
ADR (as a % of 2019)

RESORT / LIFESTYLE[2]



- Resort/Lifestyle rates are holding strong at over 30% above August 2019 ADRs
- The average ADR increase over 2019 at our five largest resorts increased from 30.6% in July to 30.8% in August
  - *Henderson Beach Resort had a 61.0% increase in ADR over 2019 and 78.3% RevPAR increase*
  - *Hilton Burlington's ADR increased 28.6% compared to 2019, while RevPAR increased 26.8%*
- August outside of room revenues increased 28% over 2019

URBAN[3]



- Solid occupancy and ADR in August, 49% RevPAR growth over 2021 and down only 5.8% vs 2019
  - *Occupancy in August was down 7.2% vs 2019, compared to down 7.5% in July*
  - *August weekday occupancy of 78% is slightly above July*
- Momentum is expected to continue as more companies are instituting stronger back-to-office policies this Fall
- Significant pick-up in short-term group bookings

(1) Q3 QTD results are preliminary, comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019
(2) "Resort/Lifestyle" refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels
(3) "Urban" refers to Urban Gateway hotels

6

CONSISTENT OUTPERFORMANCE AGAINST PEERS 13% 9% -2% -10% -17% -17% -25% -27% -29% DRH HOST APLE XHR SHO PEB PK HT RLJ Q2 2022 ADJ. FFO VS PEERS (vs. 2019) 7 Median: -17% Source: Company filings Q2 2022 PEER PERFORMANCE (vs. 2019) DRH XHR HST APLE HT PEB RLJ SHO PK MEDIAN ADR Growth +18% 17% 15% 8% 12% 19% 4% 14% 8% +14% Occupancy Growth -9% -13% -10% -4% -15% -20% -10% -14% -17% -13% RevPAR Growth +7% 2% 4% 3% -5% -5% -7% -2% -10% -2% Hotel EBITDA Growth +13% 15% 9% 3% 1% -5% -11% -17% -25% +1%

34% 41% 48% 50% 56% 64% 92% 82% 76% 82% 84% 100% 78% 98% 106%104%107%111%113%109% 0% 20% 40% 60% 80% 100% 120% 140% % o f 2 01 9 Co m pa ra bl e To ta l Re ve nu e -30% -15% -5% 4% 40% 74% 69% 100% 113% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 % o f 2 01 9 Co m pa ra bl e H ot el A dj . E BI TD A RECORD GROWTH IN Q2 AND CONTINUED RECOVERY 8 ■ STRONG SUMMER Demand still well-above 2019, August slightly lower due to reduced weekends and holiday shifts (Labor Day) REVENUE RECOVERY ACCELERATING ROBUST EBITDA RECOVERY ■ RETURN TO TRAVEL Upticks in mid-week Urban occupancy and expect further recovery with stronger back-to-office policies this Fall ■ GOOD GROUP ACTIVITY Rates above 2019. Pace returning to pre-pandemic levels. Profitable banquet business rebuilding RECENT TRENDS & OUTLOOK ■ HOTEL EBITDA RECOVERY Strong quarter-on-quarter growth in recovery of Hotel Adjusted EBITDA ■ HOTEL MARGINS Record Hotel Adjusted EBITDA margins achieved: 36% in Q2’22 vs. 34% in Q2’19 Note: Excludes the Kimpton Ft. Lauderdale Note: Excludes the Kimpton Ft. Lauderdale, July and August revenues are preliminary

BROAD DRIVERS OF PORTFOLIO GROWTH Q2 2022 revenue growth fueled by strong operating performance across both Urban and Resort/Lifestyle destinations 9 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'221 RESORT/LIFESTYLE - RevPAR URBAN - RevPAR RESORT/LIFESTYLE - ADR URBAN - ADR RESORT/LIFESTYLE - Occupancy URBAN - Occupancy Note: “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels, “Urban” refers to Urban Gateway hotels OccupancyADR & RevPAR

WHY DIAMONDROCK

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH 2022-2024 SETUP COMPELLING ROI PIPELINE STRONG/IMPROVING PORTFOLIO MARGIN IMPROVEMENT POTENTIAL POWERFUL CAPITAL RECYCLING 1 2 3 4 5 11 THE LODGE AT SONOMA

2022-2024 POSITIONED FOR OUTSIZED GROWTH

FOUR HOTEL UP-BRANDINGS

- Sonoma Autograph Collection Q3 2021
- The Hythe, The Luxury Collection Q4 2021
- Margaritaville Beach House Q4 2021
- Hotel Clio, The Luxury Collection Q1 2022
- *Under Review – Independent Conversion* 2023
- *Under Review – Upbranding* 2024

IMPROVING BUSINESS TRANSIENT

- Midweek occupancy showing consistent growth

IMPROVING GROUP TRENDS

- Strong Expected Growth in 2022/23 Group Revenue
- 102% of Budgeted Group Nights On The Books
- City-wide room nights in 2022, 2023, and 2024 in urban markets expected to see gains versus 2019

ROBUST LEISURE TRENDS

- Projected to add $20MM+ to 2022E EBITDA
  - *Tranquility Bay Beachfront Resort – Marathon, FL*
  - *Henderson Beach Resort – Destin, FL*
  - *Henderson Park Inn – Destin, FL*
  - *Bourbon Orleans Hotel – New Orleans, LA*

MARGIN IMPROVEMENT POTENTIAL

- 200-300bp of long-term potential



HOTEL CLIO, A LUXURY COLLECTION HOTEL



TRANQUILITY BAY RESORT

12

IMPROVING GROUP TRENDS

DiamondRock Hospitality

WELL-POSITIONED FOR GROUP RECOVERY

- **ENCOURAGING CITY-WIDE TRENDS**
  Convention centers in major-markets positioned to surpass 2019 room nights
- **GROUPS ARE LOOKING TO MEET**
  Group sales activity for DRH portfolio was 36% ahead of pre-pandemic periods. No demand for "hybrid" meetings
- **LUCRATIVE BANQUETS RETURNING**
  Quality of group demand on-the-books improves as we move through the year
- **ROOM NIGHTS RECOVERED**
  Room night leads Q2 2022 surpassed pre-pandemic volume by 8%
- **AVERAGE EVENT SIZE IS *SMALLER*…**
  The average lead in Q2'22 was 15-20% smaller than pre-pandemic periods, favors DRH's hotel profile

CITYWIDE CONVENTION ROOM NIGHTS "ON THE BOOKS"

MARKET	% of 2019A EBITDA	2019	2022E	2023E	2024E
BOSTON	15%	349,030	330,927	438,015	394,007
CHICAGO	15%	1,141,525	1,139,121	1,028,573	1,171,701
WASHINGTON, DC	6%	387,442	400,059	363,685	442,103
SAN DIEGO	4%	732,411	659,976	808,910	850,313
PHOENIX	3%	290,541	305,057	307,858	294,743
TOTALS[1]	**43%**	**2,900,949**	**2,835,140**	**2,947,041**	**3,152,867**

[1] As of August 5, 2022. Source: Convention & Visitor Bureaus

DIAMONDROCK PORTFOLIO GROUP SALES LEAD ACTIVITY[2]

	LEADS (#)		LEADS (ROOM NIGHTS)	
PERIOD	(000S)	% OF Q1'20	(MILLIONS)	% OF Q1'20
Q1 2020	11.8	100%	2.9	100%
Q2 2020	4.3	36%	1.0	34%
Q3 2020	4.1	35%	0.7	25%
Q4 2020	4.3	36%	0.7	24%
Q1 2021	8.2	69%	1.2	41%
Q2 2021	11.2	95%	1.7	59%
Q3 2021	12.4	105%	2.1	72%
Q4 2021	12.1	103%	2.0	69%
Q1 2022	**16.1**	**136%**	**2.8**	**97%**
Q2 2022	**15.3**	**130%**	**3.1**	**108%**

[2] As of August 5, 2022
Source: DiamondRock Hospitality

280 Average Room Count of DRH Hotel Portfolio

102% 2022 Budgeted Group Rooms On-The-Books as of August 31st

13

RECENTLY COMPLETED PROJECTS PROJECT COST IRR Completed $3.6MM 74% Mar 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Completed $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT 14Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROJECT COST IRR Completed $3.5MM 82% Nov 2021 SHERATON KEY WEST

ROI PIPELINE: $90MM+ of ROI Projects at 40%+ IRRs PROPERTY PROJECT ESTIMATED CAPITAL SPEND(1) UNDERWRITTEN INCREMENTAL EBITDA(1) ESTIMATED IRR(2) ESTIMATED COMPLETION LODGE AT SONOMA Autograph Collection Conversion $9.8 $1.4 25% Completed THE HYTHE, LUXURY COLLECTION Luxury Collection Conversion $8.4 $3.4 88% Completed CHARLESTON RENAISSANCE F&B Repositioning $2.1 $0.5 52% Completed MARGARITAVILLE BEACH HOUSE Rebranding $3.5 $1.3 82% Completed EMBASSY SUITES BETHESDA Brand Conversion $3.3 $0.5 28% Completed HOTEL CLIO, LUXURY COLLECTION F&B and Public Space Renovation $2.5 $0.5 42% Completed Luxury Collection Conversion $3.6 $1.2 74% Completed Recently Completed $33.2 $8.8 59% ORCHARDS INN Resort Repositioning $16.0 $2.6 20% 2024 BOSTON HILTON Third Floor Reconfiguration $6.0 $1.0 33% 2023 THE LANDING Additional 14 Keys $6.1 $1.2 42% 2023 BURLINGTON HILTON Soft brand Conversion $2.6 $0.8 75% 2023 F&B Repositioning $1.3 $0.4 69% 2023 Total in Planning $32.0 $6.1 34% Recently Completed & Active ROI Pipeline $65.2 $14.9 47% Shadow ROI Pipeline $25MM of Capital Spend Estimated 20%+ IRR 15 1. Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas 2. Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

LOWEST EXPOSURE TO LONG-TERM, BRAND-MANAGED CONTRACTS % BRAND MANAGED COMPANY PERCENT OF MANAGEMENT CONTRACTS XHR 86% HST 84% PK 81% SHO 59% PEER AVERAGE 57% PEB 25% DRH-Prior 24% DRH-Current 6% BENEFITS OF LOW EXPOSURE Source: Company filings, Robert W. Baird & Co Note: DRH Prior is prior to the disposition of Frenchman’s Reef and The Lexington Hotel, and the six Marriott-managed hotels converted to franchise agreements. 16 ■ SUPERIOR COST CONTROLS ■ Utilize most cost-effective procurement & sourcing ■ Identify cost-effective product alternatives ■ SUPERIOR LABOR MANAGEMENT ■ Management staff levels and compensation ■ Non-exempt staff levels, scheduling, and compensation ■ OWNER-CENTRIC CASH/CAPITAL MANAGEMENT ■ Owner dictates cash management and distribution ■ Owner dictates capital investment / purchasing decisions ■ LOWER COST OF OPERATIONS ■ Management fee differential ■ Operating cost savings ■ Measurably enhance profitability CREATES VALUE ENTERPRISE / ASSET VALUE ■ Source of value to self-managed portfolio/asset buyers ■ Buyers value ability to execute their strategy ■ Expands audience of prospective buyers ■ Unencumbered hotels worth 15-20% more than encumbered 2 LONG-TERM MANAGEMENT CONTRACTS

PROVEN TRACK RECORD OF CREATING VALUE 10 HOTEL ACQUISITIONS IN THE PAST 5 YEARS $48M EBITDA AT ACQUISITION $20M incremental EBITDA generated through active asset management and robust ROI projects $68M 2022 FORECASTED EBITDA BE FO RE AF TE R Hotel Clio, A Luxury Collection Hotel Denver, COMargaritaville Beach House Key West, FLHavana Cabana Key West, FL 17

STRONG BALANCE SHEET WITH HISTORICALLY LOW LEVERAGE ~$400M $72M Corporate Cash $118M Cash at Hotels $200M Undrawn Revolver SIGNIFICANT LIQUIDITY AVAILABLE 18 (1) As of June 30, 2022 (2) 2022E (Net Debt+Preferred)/EBITDA, Source: Baird Securities MAJORITY OF PORTFOLIO IS UNENCUMBERED 75% 26 of 34 Hotels Unencumbered PEER (NET DEBT + PREFERRED) / EBITDA 1 12.0 8.1 8.1 8.0 6.8 6.4 6.1 6.0 5.1 4.6 4.4 4.3 3.2 2.5 AHT HT INN PEB BHR PK CLDT RLJ RHP XHR SHO DRH APLE HST

ACQUIRED KIMPTON FORT LAUDERDALE BEACH (FORT LAUDERDALE, FLORIDA)

DiamondRock Hospitality



KEY DEAL HIGHLIGHTS

- Off-market acquisition of a lifestyle resort property with dedicated beach amenities and services for guests
- Fee simple, unencumbered by management.
- Reopened mid-2021 after a complete rehabilitation to current building and hurricane codes while preserving historic Art Deco architecture
- Price/key is 40% below AC Hotel ($600k/key, Feb 2022)
- Only IHG Hotels & Resorts or Kimpton in the market.
- Forecast stabilization at an 8% NOI yield.



ACQUISITION DATE	**4/1/22**
PURCHASE PRICE	**$35.3 MILLION**
LOCATION	**FORT LAUDERDALE, FL**
NUMBER OF ROOMS	**96**



UPSIDE OPPORTUNITIES

- Revenue and expense synergies with DiamondRock's Westin Fort Lauderdale Beach Resort two blocks away
- Significant profit upside in resort
  - Enhance revenue management
  - Un-utilized rooftop bar and swimming pool with panoramic views of the Intracoastal
  - Revenue opportunity in resort fees
  - Improve marketing of hotel and F&B outlets
- Profit potential in adjacent Tiffany House residences *(not included in underwriting)*
  - Opportunity to collect parking revenue from 230+ space parking garage (DRH owned) with mandatory valet access for guests and residents.
  - Create RMA program for condo-owners

ACCOLADES FOR FORT LAUDERDALE

- Third highest occupancy market in Florida
- Top 25 Popular U.S. Destinations (TripAdvisor)
- Best U.S. Destination for Meetings & Conventions (Prevue)
- Annual Formula 1 event scheduled for 2022-2028



Conrad Fort Lauderdale
Four Seasons Fort Lauderdale
Hilton Fort Lauderdale Beach Resort
W Fort Lauderdale
Kimpton Fort Lauderdale Beach Resort
The Westin Fort Lauderdale Beach Resort
AC Hotel Fort Lauderdale Beach
Ritz Carlton Fort Lauderdale
200 m
N
© OpenStreetMap contributors

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 4, 2021. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

19

ACQUIRED TRANQUILITY BAY BEACHFRONT RESORT (MARATHON, FLORIDA)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE 1/6/22
PURCHASE PRICE $63 MILLION
LOCATION MARATHON, FL
NUMBER OF UNITS 103



KEY DEAL HIGHLIGHTS

- 2021 TripAdvisor Traveler's Choice Award and consistently among the top hotels in Marathon, FL.
- 12 oceanfront acres with 1,000 feet of shoreline
- Strict development ordinances constrain supply and supports the highest RevPAR of any major U.S. market
- >$645 ADR (2021E), nearly 3x the portfolio average
- >11% capitalization rate on trailing 2021 proforma NOI or over $50,000/key in Hotel EBITDA
- Investment comprised of (1) fee simple ownership of 16 units and all resort amenities and infrastructure and (2) durable, long-term rental management agreements for 84 third-party owned beach homes and (3) majority of three vacation rental units.

UNIT COMPOSITION

16 Units	16 Bedrooms	One Bedroom	450 Sq. Ft.
46 Units	92 Bedrooms	Two Bedroom	840 Sq. Ft.
41 Units	123 Bedrooms	Three Bedroom	1,320 Sq. Ft.
103 Units	**231 Bedrooms**		**970 Sq. Ft.**

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Entitled for marina development
  - Enhanced F&B programming at pool and beach area
  - Initiate wedding-market programming
  - Enhanced revenue management
  - Benefit from clustering with other DRH Resorts



RESORT MAP



RECEPTION
FITNESS CENTER
TROPICAL GARDEN GUEST ROOMS
PARKING
WATER VIEW BEACH HOUSES
BUTTERFLY CAFE
TROPICAL GARDEN POOL
PUTTING GREEN
WATER VIEW BEACH HOUSES
MAIN LAGOON POOL
BEACHFRONT BEACH HOUSES
WATERFRONT BEACH HOUSES
BEACHFRONT BEACH HOUSES
ADULT POOL
BEACHFRONT BEACH HOUSES
SAND DUNES
SWIMMING BEACH
VOLLEYBALL NETS
BOARDWALK
DOLPHIN LAGOON
SUNSET GAZEBO
WATERSPORTS
SUNSET TERRACE
GULF OF MEXICO

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of January 13, 2022. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

20

DiamondRock Hospitality

ACQUIRED HENDERSON BEACH RESORT (DESTIN, FLORIDA)



ACQUISITION DATE	12/23/21
PURCHASE PRICE	$112.5 MILLION
LOCATION	DESTIN, FL
NUMBER OF ROOMS	170
NUMBER OF RMAs:	46
EVENT SPACE	40,000 SQ FT



KEY DEAL HIGHLIGHTS

- AAA Four Diamond Award in 2019. Consistently recognized by Travel + Leisure, US News & World Report and other periodicals as one of the best resorts in Florida.
- Best located resort in the market; A+ beach access to the white sands of Florida's "Emerald Coast"
- Explosive population growth in feeder markets (Houston, Dallas, Atlanta, Nashville, Birmingham); outpaced U.S. growth 2.5-to-1
- >$430 ADR (2021E), 80%+ above the portfolio average
- 6.4% capitalization rate on 2021E NOI; stabilization at 8% NOI yield or $53,000/key in Hotel EBITDA

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Enhanced revenue management
  - Room segmentation strategies
  - Operating synergies with Henderson Park Inn
  - Benefit from clustering with other DRH Resorts
  - Improve F&B programming
  - Enhance group sales penetration
  - Yield management of 46 onsite condo units operated under Rental Management Agreements (RMA)



LOCATION AND FEEDER MARKETS


Memphis: 7.5hrs/500 miles
Birmingham: 4hrs/250miles
Nashville: 7hrs/500 miles
Atlanta: 5hrs/311 miles
Houston: 9hrs/600 miles
New Orleans: 4hrs/270 miles
Tallahassee: 2.5hrs/150 miles
Jacksonville: 4.5hrs/320 miles
Destin
Orlando: 6hrs/400 miles

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of January 13, 2022. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

21

22 PORTFOLIO Tranquility Bay Resort, Marathon, Florida

DIAMONDROCK AT A GLANCE 9,548 ROOMS 34 PROPERTIES 23 GEOGRAPHIC MARKETS VARIOUS SOURCES OF REVENUE Q1 Q2 Q3 Q4 ■ Contract/0ther ■ Leisure Transient ■ Business Transient ■ Group Note: All operating information is based on 2019 results, pro forma for all acquisitions and dispositions. 23 4.3 AVG TRIPADVISOR SCORE DIVERSIFIED GEOGRAPHIC MIX

PORTFOLIO: DATA TABLE 24 24 Note: 2021A results used for Henderson Beach Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels. KEYS REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s) % of 2019A EBITDA LUXURY RESORT 930 $281 $489 $179 $48 15% LIFESTYLE RESORT 1,312 $185 $302 $110 $32 15% LIFESTYLE URBAN 1,491 $185 $256 $93 $29 15% RESORT/LIFESTYLE 3,733 $209 $330 $120 $35 45% URBAN GATEWAY 5,815 $176 $240 $88 $27 55% TOTAL 9,548 $189 $275 $100 $30 100% DIVERSIFIED PORTFOLIO WITH FOCUS ON RESORT AND LIFESTYLE PROPERTIES

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION Corporate - Group 19% Leisure - Group 7% Leisure - Transient 41% Corporate - Transient 33% 48% LEISURE 52% CORPORATE Note: % of 2019 proforma EBITDA, 2022 projected EBITDA used for Kimpton Ft. Lauderdale 25

STRONG RESORT MARKET PRESENCE

DIAMONDROCK HOSPITALITY

OVER 60% OF HOTELS LOCATED IN DESTINATION LEISURE MARKETS

LUXURY RESORT

SAUSALITO, CA

CAVALLO POINT

SEDONA, AZ

L'AUBERGE DE SEDONA

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN,

HENDERSON PARK INN

MARATHON, FL

TRANQUILITY BAY RESORT

DESTIN, FL

HENDERSON BEACH RESORT

LIFESTYLE RESORT

FORT LAUDERDALE,

WESTIN FORT LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL

KIMPTON FORT LAUDERDALE BEACH RESORT

KEY WEST,

HAVANA CABANA

KEY WEST,

MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

SEDONA, AZ

ORCHARDS INN

SONOMA, CA

THE LODGE AT SONOMA RESORT

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

URBAN LIFESTYLE

BURLINGTON,

HILTONBURLINGTON LAKE CHAMPLAIN

CHARLESTON,

RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

DENVER,

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ

KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

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HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS 27 NEARLY 40% OF HOTELS LOCATED IN TOP GATEWAY MARKETS ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO BAYVIEW COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL SALT LAKE CITY MARRIOTT DOWNTOWN EMBASSY SUITES BY HILTON BETHESDA URBAN GATEWAY

28 ESG LEADERSHIP The Hythe Vail, A Luxury Collection Hotel Vail, Colorado L’Auberge de Sedona Sedona, Arizona

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 2ENVIRONMENTAL 2SOCIAL 4GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 DRH GRESB Score 53 75 81 84 86 Peer Score Average(1) 57 58 69 69 72 Index to Peer Score Average 93% 129% 117% 122% 119% RESPONSIBLE CORPORATE CITIZEN 29As of May 31, 2022

ESG METRIC HIGHLIGHTS Female 45% Male 55% GENDER ENVIRONMENTAL SOCIAL GOVERNANCE BOARD COMPOSITION 75% 25% Independent Director Director 75% 25% Male Female • Completed energy-saving pilot programs at two hotels; exploring rollout to remainder of portfolio • Launched composting program at Westin Wash., D.C. City Center; exploring rollout to remainder of portfolio • Installed “smart” thermostats and AI monitoring tool at seven hotels; 30 installations expected by year-end 2022 • Verification of 2021 energy, water, and waste emissions is currently underway • Evaluating several initiatives to further reduce carbon footprint, water and energy intensity, and waste. 30 White, 59% African American, 14% Hispanic, 14% Asian, 14% ETHNICITY

ESG CASE STUDY – CARBON REDUCTION PILOT PILOT DESCRIPTION • Installed sensors throughout the mechanical, electrical, and plumbing systems to gather data and evaluate efficiency and scheduling to identify opportunities for savings • Conducted full analysis of optimization measures • Identifies and prioritizes implementation road map • Process allows tracking/verification of savings, evaluation of monthly performance, detection of faults in the system, and communication of performance to stakeholders PILOT GOAL • Achieve $45K in annual energy savings via software/sensors • Reduce carbon emissions by 1.7 tons per year • Expand program to other properties within the portfolio ESG carbon reduction pilot at Westin Washington, DC City Center 31

EXECUTIVE TEAM Henderson Beach Resort, Destin, FL

EXTENSIVE MANAGEMENT AND HOSPITALITY EXPERIENCE

DIAMONDROCK HOSPITALITY



- Co-founded DRH in 2004 and successfully led its IPO in 2005
- Named Forbes' list of America's Most Powerful CEOs 40 and Under and a finalist for the E&Y Entrepreneur of the Year Award
- Extensive background in real estate, capital markets, and structured finance

MARK W. BRUGGER
CO-FOUNDER
PRESIDENT, CEO AND DIRECTOR



- Joined as CFO in 2019
- Previously Managing Director at Wells Fargo Securities where he co-founded Real Estate & Lodging Equity Research
- Served as AVP at AEW Capital Management, LP overseeing asset management and capital market transactions for diversified commercial real estate portfolio

JEFFREY J. DONNELLY
EXECUTIVE VP AND CFO



- Joined as COO in 2022
- Previously was at Walton Street Capital, LLC for 23 years, most recently as Senior Principal overseeing hotel investments. During his tenure, he oversaw hotel asset management which included 60 branded and independent hotels totaling over 20,000 rooms

JUSTIN LEONARD
EXECUTIVE VP AND COO



- Joined as General Counsel in 2010
- Previously worked for Marriott for 17 years initially as Assistant General Counsel and then as Senior Vice President for the Global Asset Management Group
- Prior to joining Marriott, worked as an Associate at a New York law firm

WILLIAM J. TENNIS
EXECUTIVE VP, GENERAL COUNSEL AND CORPORATE SECRETARY



- Joined as CIO in 2014
- Previously was Chief Investment Officer at Loews Hotels & Resorts
- Prior to that, served in senior investment roles with Kimpton Hotels and MeriStar Hospitality Corporation

TROY FURBAY
EXECUTIVE VP AND CIO



- Joined DRH in 2007
- Promoted to Chief Accounting Officer in 2014 and Treasurer in 2018
- Prior to DRH, was VP of Finance and Accounting for MeriStar Hospitality Corporation

BRIONY R. QUINN
SENIOR VP AND TREASURER

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